                      CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT (this "Agreement") is dated as of May 20, 1997 and entered into by and between AMERICAN TECHNOLOGIES GROUP INC., a Nevada corporation ("ATG"), and BWN OIL INVESTMENTS, INC., a Nevada corporation, ("BWN"), and is made with respect to the following:

     A. WHEREAS, ATG desires to memorialize the terms under which BWN will locate potential products and companies for ATG to acquire and to provide other services to ATG;

     B.  WHEREAS, BWN is willing to provide such services to ATG;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

     1. CONSULTING SERVICES. BWN shall provide consulting services to ATG as described above.

     2. TERM. The term ("Term") of this Agreement shall commence on the date hereof and shall be for a one year term.

     3. COMPENSATION. As full compensation for all services to be performed by BWN pursuant to this Agreement, ATG shall pay to BWN Sixty-Three Thousand Dollars ($63,000) in the form of twenty thousand (20,000) shares of ATG Common Stock (the "Shares") valued at $3.15 per share.

     4. BWN REPRESENTATIONS AND WARRANTIES. BWN hereby warrants and represents to ATG as follows, each of which representation and warranty is material and is being relied upon by ATG and each of which is true at and as of the date hereof and will be true at the time of issuance of the Shares:

         4.1 that BWN will acquire the Shares for BWN's own account and not with a view to their resale or distribution and that BWN is prepared to hold the Shares, if acquired, for an indefinite period and has no present intention to sell, distribute or grant any participating interests in the Shares, if acquired. BWN hereby acknowledges the fact that the Shares will not be registered under the Securities Act of 1933, as amended (the "1933 Act") or the California Corporations Code.

         4.2 that BWN has been informed that the Shares may not be resold or transferred unless first registered under the Federal and California securities laws or unless an exemption from such registration is available. Accordingly, BWN hereby acknowledges that BWN is prepared to hold the Shares for an indefinite period of time.

         4.3 that BWN has a preexisting business or personal relationship with ATG, that he is aware of the business affairs and financial condition of ATG and that BWN has such knowledge and experience in business and financial matters with respect to companies in business similar to ATG to enable BWN to evaluate the risks of the prospective investment and to make an informed investment decision with respect thereto. BWN further acknowledges that ATG has made available to BWN the opportunity to ask questions and receive answers from ATG concerning the terms and conditions of the issuance of the Shares and that BWN could be reasonably assumed to have the capacity to protect its own interests in connection with such investment.

         4.4 that BWN realizes that its purchase of the Shares is a speculative investment and that BWN and each of its shareholders is able, without impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its investment.

         4.5  that there are no more than five shareholders of BWN.

     5. NO TRANSFER: BWN shall not transfer, encumber, alienate or dispose, by gift or otherwise, all or any part of the Shares, except as may be permitted by law.

     6. RESTRICTIVE LEGEND: In order to reflect the restrictions on disposition of the Shares, the stock certificates for such shares will be endorsed with the a legend substantially as follows:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT
     BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933
     OR APPLICABLE STATE LAW, AND MAY NOT BE SOLD, ASSIGNED
     OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN
     EFFECTIVE REGISTRATION THEREUNDER OR AN OPINION OF
     COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT
     SUCH REGISTRATION IS NOT REQUIRED.

     7. REGISTRATION RIGHTS. If at any time BWN desires to sell the Shares and resale of the Shares is not available under Rule 144 or such other comparable Rule, BWN shall so notify ATG in writing and as soon as practicable ATG shall file a registration statement on Form S-8 or other applicable form with the Securities and Exchange Commission covering the Shares, at BWN's expense which shall not exceed $5,000.

     8. TERMINATION. This Agreement may be terminated upon thirty days advance written notice by either party for any reason or no reason.

     9. NOTICES. Any and all notices or other communications required or permitted by this Agreement or by law shall be deemed duly served and given when actually received by personal delivery or by certified mail, return receipt requested, with first class postage prepaid thereon, to the party to whom such notice or communication is directed, addressed as follows:

     ATG:           AMERICAN TECHNOLOGIES GROUP, INC.
                    1017 South Mountain Avenue
                    Monrovia, CA  91016
                    Attention: Chief Executive Officer

     BWN:           BWN OIL INVESTMENTS, INC.
                    150 Deodar Lane
                    Bradbury, CA 91010

     Each of the parties hereto may change its address for purposes of this
Section 9 by giving written notice of such change in the manner provided for in this Section 9.

     10. ATTORNEY'S FEES AND EXPENSES. In the event that it should become necessary for any party to this Agreement to bring an action, including arbitration, either at law or in equity, to enforce or interpret the terms of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable attorneys' fees and expenses as a part of any judgment therein, in addition to any other award which may be granted.

     11. APPLICABLE LAW/VENUE. This Agreement is executed and intended to be performed in the State of California and the laws of such state shall govern its interpretation and effect. If suit is instituted by any party hereto by any other party hereto for any cause or matter arising from or in connection with the respective rights or obligations of the parties hereunder, the sole jurisdiction and venue for such action shall be the Superior Court of the State of California in and for the County of Los Angeles.

     12. INTEGRATED AGREEMENT. As to the subject matter of this Agreement, this Agreement constitutes the entire agreement of the parties and supersedes all prior agreements between the parties and all such prior agreements shall be deemed voluntarily terminated by the mutual consent of the parties hereto and shall be of no further force or effect.

     13. ASSIGNMENT. This Agreement is not assignable but shall be binding upon and shall inure to the benefit of the successors of each party hereto.

     14. SEVERABILITY. Any provision in this Agreement which is, by competent judicial authority, declared illegal, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the legality, validity or enforceability of such provision in any other jurisdiction. The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement, or otherwise to amend this Agreement, including the provision relating to choice of law, to achieve such result.

     15. NON-COMPETITION. During the term hereof, except for business for which BWN is currently involved with, BWN shall not, directly or indirectly, whether as an employee, employer, consultant, agent, officer, principal, partner, stockholder, director or any other individual or representative capacity, engage or participate in any business that is in competition in any manner with the business of ATG.

     16. WAIVER. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BWN OIL INVESTMENTS, INC.,
a Nevada corporation


By:/s/ William Carroll
   -------------------
   William Carroll
   Vice President

American Technologies Group, Inc.,
a Nevada corporation


By:/s/ John Collins
   ----------------
   John Collins
   Chief Executive Officer